Federated Hermes Money Market Obligations Trust
Federated Hermes Institutional Prime Obligations Fund
INSTITUTIONAL SHARES (POIXX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
1. Effective August 1, 2024, the above-named fund (the “Fund”), a portfolio of Federated Hermes Money Market Obligations Trust (the “Trust”), will implement a change to the Fund’s valuation policy whereby the Fund will no longer use the “amortized cost” method of valuing its portfolio securities with remaining maturities of 60 Days or less (“60 Day Security”), which provides that a 60 Day Security’s amortized cost value is approximately the same as its fair market value determined without the use of amortized cost based on certain factors (“shadow price” or “shadow pricing”). The Fund will instead price all portfolio securities, including 60 Day Securities, using the fair market value. The change in valuation policy will streamline the Fund’s operational processes impacted by certain components of the recent amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”) (as further described below) and is not anticipated to have a material impact on the valuation of the Fund.
Accordingly, effective August 1, 2024, all disclosures related to amortized cost valuation are deleted in their entirety.
2. In July 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments (“2023 Amendments”) to Rule 2a-7 and certain requirements thereunder. Under the 2023 Amendments, the Fund may impose discretionary liquidity fees on redemptions subject to a determination by the Fund’s Board, or its delegate, that such a liquidity fee is in the Fund’s best interests. If the Fund’s Board, including a majority of the independent Trustees, or its delegate, determines that imposing a liquidity fee is in the Fund’s best interests, the Fund will impose a discretionary liquidity fee not to exceed 2% of the value of the shares redeemed. Such determination, including the timing of the application of the liquidity fee, will be based on current market conditions and the Fund’s particular circumstances. The discretionary liquidity fee would be applied to all Fund redemptions and would remain in effect until the Fund’s Board, or its delegate, determines that the fee is no longer in the Fund’s best interests.

The 2023 Amendments also provide that, effective October 2, 2024, pursuant to Rule 2a-7, the Fund is required to impose a mandatory liquidity fee when the Fund experiences daily net redemptions that exceed 5% of net assets based on flow information available within a reasonable period after the last computation of the Fund’s net asset value on that calendar day. The Fund will not be required to apply a mandatory liquidity fee if the amount of the fee is less than 0.01% of the value of the shares redeemed. If the Fund imposes a liquidity fee, depending on how the redemption order is communicated, the proceeds delivered may be for an amount that is less than the original redemption. Imposition of discretionary or mandatory liquidity fees will be reported to Fund shareholders on the Fund’s website or by press release and will be reported to the SEC on Form N-MFP.
3. Effective October 2, 2024, Fund shares purchased and redeemed must be transmitted to the Fund on a gross basis (i.e., purchase orders must be transmitted separately from redemption orders).
June 26, 2024

Federated Hermes Institutional Prime Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456821 (6/24)
© 2024 Federated Hermes, Inc.